UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 4/28/08. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice and Proxy Statement, Annual Report To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/8/08. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com B **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. A Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. R TERADATA CORPORATION C Vote In Person O Many stockholder meetings have attendance requirements D including, but not limited to, the possession of an attendance E ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote TERADATA CORPORATION these shares. 2835 MIAMI VILLAGE DRIVE MIAMISBURG, OH 45342 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. 1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 1 Use the Internet to transmit your voting instructions and for 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 15 12 electronic delivery of information up until 11:59 P.M. Eastern 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 OF Time the day before the cut-off date or meeting date. 4-TEST PRINT Have your notice in hand when you access the web site 5-51 MERCEDES WAY and follow the instructions. 2 6-EDGEWOOD, 7-NY 8-11717 R1TRD1 P99999-010 12 15 # OF # PAGE A (OF DUPLEX A/B)

Direction from San Diego Intl. Airport Distance from airport to Rancho Bermuda: 25 miles or 40/kw 1) Exit airport (Lindbergh Field). 2) Go east on Harbor Drive. 3) Turn left at Grape Start. 4) Take the 1-5 South to 163 North towards Escondido. 5) Follow 163 North (it becomes 1-15 North). 6) Follow 15 North, and get off at Rancho Bermuda Rd. exit Veer to the left after exiting. 7) Turn left ceto Rancho Bemardo Rd., and go up the hill to Via del Campo. 8) Turn left at Via del Campo 9) At STOP sign, turn left into Tendata driveway. Meeting Location The Annual Meeting for holders as of 2/29/08 is to be held on 4/28/08 at 8:00 a.m. PDT at: Teradata’s Research and Development Office 17095 Via Del Campo Rancho Bernardo, California 92127 R1TRD2 THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE. P99999-010 12 15 # OF # PAGE B (OF DUPLEX A/B)

Voting items

TERADATA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. Election of Directors

Class I Nominees:

1a. David E. Kepler

1b. William S. Stavropoulos

Ratification of Appointment

Class II Nominee:

1c. C. K. Prahalad

2. Approval of the appointment of independent auditors for 2008

BARCODE

CONTROL # → **0000 0000 0000**

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
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R1TRD3

NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 R1TRD4 Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip P99999-010 12 15 # OF #